SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                     /X/
Filed by a Party other than the Registrant  / /

CHECK THE APPROPRIATE BOX:
/  /     Preliminary Proxy Statement
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
/  /     Confidential, for use of the Commission only (Rule 14a-6(e)(2))

         TCW GALILEO FUNDS, INC.
                  (Name of Registrant as Specified In Its Charter)

                  (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/      No fee required.
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1)  Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filling fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

            5) Total fee paid:

/  /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number of the paid Form or Schedule and the date of its filing.
         1)  Amount Previously paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                             TCW GALILEO FUNDS, INC.

                                __________, 1999

Dear Shareholder:

         We are pleased to enclose the Notice and Proxy Statement for the Special Meeting ("Meeting") of Shareholders of the TCW Galileo Funds, Inc. (the "Company"), on behalf of certain of its series ("Funds"), to be held at 865 South Figueroa Street, 18th floor, Los Angeles, California 90017, on February 10, 1999, at 10:00 a.m., Pacific Time. Formal notice of the Meeting appears on the next page, followed by the Proxy Statement. Please take time to read the Proxy Statement and cast your vote, because it covers matters that are important to the Company and to you as a shareholder.

         The Meeting is being called because of the need to address a number of pending matters, including the adoption of an Amended and Restated Advisory and Management Agreement ("New Agreement"), and updating investment policies to reflect regulatory and tax law developments. The New Agreement is substantially similar to the current agreement. The purpose of adopting the New Agreement is to enable TCW Funds Management, Inc. (the "Adviser") to outsource accounting services. The outsourcing will enable the Company to, among other things, post each Fund's net asset value in the media on a daily basis which would enhance the visibility and attractiveness of the Company to the investing public. The Company will retain the services of all of the Adviser's personnel and employees who now provide investment management and administrative services (with the exception of accounting services) to the Funds. No change is anticipated in the investment philosophies and practices currently followed by the Company or the Funds.

         To comply with federal regulations, proposed changes to investment advisory contracts and a Fund's investment policy, among other matters, must be submitted for shareholder approval. Accordingly, at the meeting, you will be asked to consider and vote on a number of matters, as applicable. They are the following:

o    To approve an amended  and  restated  investment  advisory  and  management
     agreement  that  transfers   responsibility   for  accounting  and  certain
     administrative services from the investment adviser to the Funds

o    To  approve  the  elimination  of  the  Money  Market  Fund's   fundamental
     investment restriction regarding diversification

o    To  approve  the  elimination  of  the  Money  Market  Fund's   fundamental
     investment restriction regarding illiquidity

o    To  approve  the  elimination  of  the  Money  Market  Fund's   fundamental
     investment restriction regarding investing in other investment companies

o    To  approve  the  elimination  of  the  Money  Market  Fund's   fundamental
     investment restriction regarding investing in money market instruments with maturities of one year or less

o To approve a new investment objective for the Aggressive Growth Equities Fund (formerly named Mid-Cap Growth Fund)

o To approve the modification of the investment objective of the Core Fixed Income Fund

o    To approve the modification of the investment objective of the Total Return
     Mortgage-Backed    Securities    Fund   (formerly   named   the   Long-Term
     Mortgage-Backed Securities Fund)

o    To  approve  the   modification   of  the   investment   objective  of  the
     Mortgage-Backed Securities Fund

o To approve the modification of the investment objective of the High Yield Bond Fund

o To approve the modification of the investment objective of the Select Equities Fund (formerly named the Core Equities Fund)

o To approve the modification of the investment objective of the Earnings Momentum Fund

o To approve the modification of the investment objective of the Small Cap Growth Fund

o To approve the modification of the investment objective of the Value Opportunities Fund

o    To transact such other business as may properly come before the meeting

         The Board of Directors, including a majority of the Independent Directors, have reviewed the proposals and concluded that they are in the best interest of the Company, the Funds and their shareholders, and recommend that you vote "FOR" each of the proposals on the enclosed proxy card. If you happen to be the record owner of Fund shares, but other persons are the beneficial owners of such shares and are entitled to vote on theses proposals, please inform us of the number of such beneficial owners to whom you intend to distribute proxy materials for the meeting so that may forward the same to you.

         Please call us at (800) Fund-TCW should you have any questions or if we may be of any other assistance. Thank you for your attention to these important matters.

                                    Sincerely yours,



                                    Thomas E. Larkin, Jr.
                                    Director and President
Enclosures

                             TCW GALILEO FUNDS, INC.
                      865 SOUTH FIGUEROA STREET, SUITE 1800
                          LOS ANGELES, CALIFORNIA 90017
                                 (800) FUND-TCW

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS


                                   To be held
                  February 10, 1999 at 10:00 a.m., Pacific Time


To the Shareholders of the TCW Galileo Funds:


      A special meeting of shareholders of the TCW Galileo Funds, Inc., on behalf of certain of its series ("Funds"), will be held at 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017, on February 10, 1999, at 10:00 a.m., Pacific Time, or at such adjourned time as may be necessary for the holders of a majority of outstanding shares of the Funds to vote (the "Meeting"). The following table describes each proposal that will be presented at the Meeting and which Fund is entitled to vote on them.


Proposal                                                    Who Will Vote

PROPOSAL 1

To Approve an Amended and Restated Investment Advisory      All Funds
and Management Agreement that Transfers Responsibility
for Accounting and Certain Administrative Services from
the Investment Adviser to the Funds

PROPOSAL 2

To Approve the Elimination of the Money Market Fund's       Money Market Fund Only
Fundamental Investment Restriction Regarding
Diversification

PROPOSAL 3

To Approve the Elimination of the Money Market Fund's       Money Market Fund Only
Fundamental Investment Restriction Regarding Illiquidity

PROPOSAL 4

To Approve the Elimination of the Money Market Fund's       Money Market Fund Only
Fundamental Investment Restriction Regarding Investing
in Other Investment Companies

PROPOSAL 5

To Approve the Elimination of the Money Market Fund's       Money Market Fund Only
Fundamental Investment Restriction Regarding Investing
in Money Market Instruments with Maturities of One Year
or Less

PROPOSAL 6

To Approve a New Investment Objective for the               Aggressive Growth Equities
Aggressive Growth Equities Fund (formerly named             Fund Only
Mid-Cap Growth Fund)

PROPOSAL 7

To Approve the Modification of the Investment Objective     Core Fixed Income Fund Only
of the Core Fixed Income Fund

PROPOSAL 8

To Approve the Modification of the Investment Objective     Total Return
of the Total Return Mortgage-Backed Securities Fund         Mortgage-Backed Securities
(formerly named Long-Term Mortgage-Backed Securities        Fund Only
Fund)

PROPOSAL 9

To Approve the Modification of the Investment Objective     Mortgage-Backed Securities
of the Mortgage-Backed Securities Fund                      Fund Only

PROPOSAL 10

To Approve the Modification of the Investment Objective     High Yield Bond Fund Only
of the High Yield Bond Fund

PROPOSAL 11

To Approve the Modification of the Investment Objective     Select Equities Fund Only
of the Select Equities Fund (formerly named Core Equities
Fund)

PROPOSAL 12

To Approve the Modification of the Investment Objective     Earnings Momentum Fund Only
of the Earnings Momentum Fund

PROPOSAL 13

To Approve the Modification of the Investment Objective     Small Cap Growth Fund Only
of the Small Cap Growth Fund

PROPOSAL 14

To Approve the Modification of the Investment Objective     Value Opportunities Fund
of the Value Opportunities Fund                             Only

PROPOSAL 15

To Transact Such Other Business as May Properly Come        Such Funds as Necessary
Before the Meeting.

      The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Directors has fixed the close of business on December 31, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof. Only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of a Fund is entitled to one vote with respect to proposals on which that Fund's shareholders are entitled to vote, with fractional votes for fractional shares held.

      You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By order of the Directors



                                          Philip K. Holl
                                          Secretary
January 18, 1999

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENEVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                 PROXY STATEMENT

                             TCW GALILEO FUNDS, INC.
                      865 SOUTH FIGUEROA STREET, SUITE 1800
                          LOS ANGELES, CALIFORNIA 90017

         SPECIAL MEETING OF SHAREHOLDERS OF THE TCW GALILEO FUNDS, INC.
                         TO BE HELD ON FEBRUARY 10, 1999

      This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Directors of TCW Galileo Funds, Inc. (the "Company") on behalf of the TCW Galileo Money Market Fund, TCW Galileo Core Fixed Income Fund, TCW Galileo High Yield Bond Fund, TCW Galileo Total Return Mortgage-Backed Securities Fund, TCW Galileo Mortgage-Backed Securities Fund, TCW Galileo Asia Pacific Equities Fund, TCW Galileo Emerging Markets Equities Fund, TCW Galileo Emerging Markets Income Fund, TCW Galileo European Equities Fund, TCW Galileo International Equities
Fund, TCW Galileo Japanese Equities Fund, TCW Galileo Latin America Equities Fund, TCW Galileo Convertible Securities Fund, TCW Galileo Select Equities Fund, TCW Galileo Earnings Momentum Fund, TCW Galileo Enhanced 500 Fund, TCW Galileo Large Cap Growth Fund, TCW Galileo Large Cap Value Fund, TCW Galileo Aggressive Growth Equities Fund, TCW Galileo Small Cap Growth Fund, and TCW Galileo Value Opportunities Fund (each a "Fund" and together the "Funds") for use at the Special Meeting of Shareholders (the "Meeting") to be held at 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017 on February 10, 1999, at 10:00 a.m., Pacific Time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

      This  Proxy   Statement  and  the  form  of  proxy  are  being  mailed  to shareholders on or about January 20, 1999.

      All costs associated with the Meeting, consisting principally of preparing, printing and mailing expenses will be borne by TCW Funds Management, Inc. ("Adviser"). The principal solicitation will be by mail, but proxies may also be solicited by telephone, electronically or by personal interview by officers or agents of the Fund.

      Copies of each of the Funds' most recent annual report and semi-annual report are available upon request and without charge by calling the Company at 1-800-Fund-TCW or writing to its principal office at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 to the attention of the Secretary of the Company, Philip K. Holl.

      The Company is registered as a management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and is organized as a Maryland corporation. The Funds' shares of common stock are referred to as "shares," the Company's Board of Director's is referred to as the "Board," and the Company's Articles of Incorporation are referred to as its "Articles."

      The Board has fixed the close of business on December 31, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or any adjournment thereof, on matters submitted to the vote of shareholders of the Company. Shareholders of the Company are entitled to one vote for each share held in the Company. Where any proposal pertains only to a particular Fund, shareholders of that Fund will be entitled to one vote each for each share held in that Fund. In either case, shareholders will be entitled to fractional votes for fractional shares held.

      The share ownership of each Fund and list of 5% shareholders is attached hereto as Exhibit A.

      All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is properly completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. A shareholder has the power to revoke the proxy at any time prior to its exercise by filing an instrument revoking the proxy (addressed to the Secretary of the Company at the principal executive office of the Funds, 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017), by submitting a proxy bearing a later date, or by attending and voting at the Meeting. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person.

      The presence at the Meeting, in person or by proxy, of the holders of one-third of the shares outstanding of the Company entitled to vote is required to constitute a quorum. With respect to any matter which by law requires the approval of one or more of the individual Funds, the presence in person or by proxy of one-third of the shareholders of each affected Fund shall constitute a quorum on matters related to that Fund. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

      Due to applicable legal requirements that the proposals presented in this Proxy Statement be approved by specified percentages of the outstanding shares of the Company or any Fund in order to be adopted, an abstention by a shareholder from voting on a particular proposal, either by proxy or in person at the Meeting, will have the same effect as a negative vote as to that matter. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend the Meeting and vote the shares, or if the record owner has, and exercises, discretionary voting power. If the record owner does not have discretionary voting power as to a particular proposal, but grants a proxy for, or votes, the shares, those shares will be counted toward the quorum but will have the effect of a negative vote as to that proposal.

      In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

      The following table describes each proposal that will be presented at the Meeting and the Fund or Funds that will vote on them.





Proposal                                                 Who Will Vote

PROPOSAL 1

To Approve an Amended and Restated Investment Advisory   All Funds
and Management Agreement that Transfers Responsibility for Accounting and Certain Administrative Services from the Investment Adviser to the Funds

PROPOSAL 2

To Approve the Elimination of the Money Market Fund's    Money Market Fund Only
Fundamental Investment Restriction Regarding
Diversification

PROPOSAL 3

To Approve the Elimination of the Money Market Fund's    Money Market Fund Only
Fundamental Investment Restriction Regarding
Illiquidity

PROPOSAL 4

To Approve the Elimination of the Money Market Fund's    Money Market Fund Only
Fundamental Investment Restriction Regarding Investing in Other Investment Companies

PROPOSAL 5

To Approve the Elimination of the Money Market Fund's    Money Market Fund Only
Fundamental Investment Restriction Regarding Investing in Money Market Instruments with Maturities of One Year or Less

PROPOSAL 6

To Approve New Investment Objective for the Aggressive   Aggressive Growth
Growth Equities Fund (formerly named Mid-Cap Growth      Equities Fund Only
Fund)

PROPOSAL 7

To Approve the Modification of the Investment Objective  Core Fixed Income
of the Core Fixed Income Fund                            Fund Only

PROPOSAL 8

To Approve the Modification of the Investment Objective  Total Return
of the Total Return Mortgage-Backed Securities Fund      Mortgage-Backed
(formerly named Long-Term Mortgage-Backed Securities     Securities Fund Only
Fund)

PROPOSAL 9

To Approve the Modification of the Investment Objective  Mortgage-Backed
of the Mortgage-Backed Securities Fund                   Securities Fund Only

PROPOSAL 10

To Approve the Modification of the Investment Objective  High Yield Bond
of the High Yield Bond Fund                              Fund Only

PROPOSAL 11

To Approve the Modification of the Investment            Select Equities
Objective of the Select Equities Fund (formerly          Fund Only
named Core Equities Fund)

PROPOSAL 12

To Approve the Modification of the Investment            Earnings Momentum
Objective of the Earnings Momentum Fund                  Fund Only

PROPOSAL 13

To Approve the Modification of the Investment Objective  Small Cap Growth
of the Small Cap Growth Fund                             Fund Only

PROPOSAL 14

To Approve the Modification of the Investment Objective  Value Opportunities
of the Value Opportunities Fund                          Fund Only

PROPOSAL 15

To Transact Such Other Business as May Properly Come     Such Funds as Necessary
Before the Meeting.

      Under applicable law, approval of Proposals 1 through 14 with respect to a Fund each requires the vote of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the vote of 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Fund, whichever is less.


                                   PROPOSAL 1

      TO APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AND MANAGEMENT
       AGREEMENT THAT TRANSFERS RESPONSIBILITY FOR ACCOUNTING AND CERTAIN
        ADMINISTRATIVE SERVICES FROM THE INVESTMENT ADVISER TO THE FUNDS
                                   (ALL FUNDS)

      TCW Funds Management, Inc., a registered investment adviser, currently serves as investment adviser to each Fund pursuant to the terms of an Investment Advisory and Management Agreement. Under the terms of the current Investment
Advisory and Management Agreement (the "Current Agreement"), the Adviser is responsible for managing the investment of each Fund's assets, placing orders for the purchase and sale of portfolio securities directly with the issuers or with brokers or dealers selected by it in its discretion, administering the day-to-day operations of each Fund, furnishing each Fund with office space, providing officers and employees, and paying expenses related to these services. Currently, the Adviser also provides the Funds with certain financial reporting and accounting services not otherwise provided by the Funds' custodian or transfer agent, including: maintaining the accounts, books and other documents which form the basis of each Fund's financial statements; preparing the financial statements themselves; and furnishing the Board periodic and special reports as requested.

      As discussed in more detail below, management of the Funds has proposed, and the Board of Directors has approved, implementation by the Funds of a dual class distribution system, pursuant to which each Fund would offer its current class of shares (designated the "Institutional Class") as well as a new class of shares (the "Investor Class" or "Class N" shares). To implement this change, management of the Funds informed the Board that it would be necessary to engage the services of a fund accounting agent capable of handling the complexities attendant to the new dual class distribution system. In particular, management proposed that the Funds contract with an independent party capable of providing financial, accounting, and certain administrative services to a fund that issues shares with respect to more than one class. Management proposed that the Funds contract with a third party to provide accounting and certain other administrative services for the Funds and that the Adviser no longer provide this service as part of its responsibilities under the Current Agreement. In its proposal, Management noted benefits to the Funds of outsourcing the accounting and certain other administrative services including, among other things, the ability to post each Fund's net asset value in the media on a daily basis which would enhance the visibility and attractiveness of the Funds to the investing public. Therefore, on December 17, 1998, after considering this and other factors, the Board, including a majority of the Directors who are not parties to the Investment Advisory and Management Agreement or interested persons of any such party (the "Independent Directors"), approved, subject to required shareholder approval, an Amended and Restated Investment Advisory and Management Agreement (the "New Agreement") between the Company and the Adviser reflecting certain changes described below and determined to recommend approval of the New Agreement to the shareholders of the Funds.

      As noted further below, the terms and conditions of the New Agreement are identical in all material respects to those of the current Investment Advisory and Management Agreement, with the exception of the current terms obligating the Adviser to provide accounting and certain other administrative services, its effective date and termination dates. Under the New Agreement, the Funds will continue to retain the services of all of the Adviser's personnel and employees who now provide investment management and administrative services to the Funds (with the exception of accounting and certain administrative services) and there will be no change in the current responsibilities of these personnel with respect to the Funds. No change is anticipated in the investment philosophies and practices currently followed by the Funds nor will any change occur in the investment advisory fee rate paid by the Funds.

      Finally, the Sub-Advisory Agreements, currently in effect with respect to a number of Funds, pursuant to which certain affiliates of the Adviser provide specialized investment advisory services with respect to certain of the Funds, will be unaffected by the proposed change in the Current Agreement.

The Current Investment Advisory and Management Agreement

      The Adviser has served as investment adviser to each Fund of the Company since each Fund's commencement of investment operations. The Current Agreement, dated February 20, 1993, between the Adviser and the Company with respect to each Fund was initially approved by the Board on December 14, 1992 and was subsequently amended and restated by the Board on February 19, 1993. The Agreement was last continued by the Board, including a majority of the Independent Directors, at a meeting held on February 18, 1998. The Current Agreement was approved by each Fund's initial shareholder. Information about the Adviser, its Officers and Directors is presented in Exhibit C.

Investment Advisory Services

      Under the terms of the Current Agreement, the Adviser is responsible for making investment decisions and placing orders for the purchase and sale of each Fund's investments directly with the issuers of such securities or brokers or dealers selected in its discretion, administering its day-to-day operations, and managing the Fund's business affairs, subject to the review and control of the Board of the Company. The Adviser is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund's investment objective. The Adviser also furnishes the Board, which has overall responsibility for the business and affairs of the Company, periodic reports on the investment performance of the Funds.

      The Adviser is obligated to manage each Fund in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Funds are not exclusive under the terms of the Agreement. The Adviser is free to, and does, render investment advisory services to others. Attached hereto as Exhibit D is a list of funds the Adviser serves as an investment adviser or sub-adviser to which have investment objectives similar to the Funds.

      The Current Agreement provides that neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Company or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties.

      Under the Current Agreement, each Fund pays to the Adviser as compensation for services rendered, facilities furnished, and expenses paid, a management fee (the "fee"). The fee is payable for each calendar month as soon as practicable after the end of the month. For the purposes of calculating such fee, the net asset value for a month shall be the average of the net asset values as determined for each business day of the month.

      For the fiscal year ended October 31, 1998, the Funds paid advisory fees in the percentages and aggregate amounts shown below, before reimbursements made by the Adviser pursuant to the terms of a voluntary agreement by the Adviser to limit the expenses of certain Funds to certain levels.

                                                Annual       Aggregate
                                              Management       Amount
                                               Fee Rate        of Fee

TCW Galileo Money Market Fund                    0.25%        $677,897
TCW Galileo Core Fixed Income Fund               0.40%        $228,699
TCW Galileo High Yield Bond Fund                 0.75%      $1,530,298
TCW Galileo Total Return Mortgage-Backed         0.50%        $438,514
   Securities Fund
TCW Galileo Mortgage-Backed Securities Fund      0.50%        $250,821
TCW Galileo Asia Pacific Equities Fund           1.00%        $112,286
TCW Galileo Emerging Markets Equities Fund       1.00%        $326,761
TCW Galileo Emerging Markets Income Fund         0.75%         $71,357
TCW Galileo European Equities Fund               0.75%        $411,507
TCW Galileo International Equities Fund            *            *
TCW Galileo Japanese Equities Fund               0.75%        $116,450
TCW Galileo Latin America Equities Fund          1.00%        $312,928
TCW Galileo Convertible Securities Fund          0.75%        $237,350
TCW Galileo Select Equities Fund                 0.75%      $1,149,593
TCW Galileo Earnings Momentum Fund               1.00%        $593,211
TCW Galileo Enhanced 500 Fund                    0.25%         $52,135
TCW Galileo Large Cap Growth Fund                0.55%         $17,112
TCW Galileo Large Cap Value Fund                 0.55%         $19,054
TCW Galileo Aggressive Growth Equities Fund      1.00%      $1,001,523
TCW Galileo Small Cap Growth Fund                1.00%      $1,312,833
TCW Galileo Value Opportunities Fund             0.80%        $273,572

*Does not pay an annual management fee


      Under the Current Agreement, each Fund other than the Money Market Fund for the last fiscal year reimbursed the Adviser for the cost of providing accounting and administrative services to the Fund in an amount not exceeding $35,000 (subject to any voluntary expense limit). The Money Market Fund also reimbursed the Adviser for accounting and administrative services under the Current Agreement, in an amount not exceeding 0.10% of its average daily net assets.

      With respect to Convertible Securities, Enhanced 500, Large Cap Growth, Large Cap Value, Value Opportunities, Money Market, Emerging Markets Income, European Equities, International Equities and Japanese Equities, the Adviser agreed to reduce its investment advisory fee, or to pay the operating expenses for the Fund, to the extent necessary to limit the Fund's ordinary annual operating expenses (including amortization of organizational expenses but excluding brokerages fees and commissions, interest, taxes and certain extraordinary expenses) to 1.05%, 0.47%, 0.91%, 0.55% (up to $10,000,000 in net
assets,  0.91%  thereafter),  1.36%,  0.40%,  1.78%,  1.20%,  1.16%  and  1.20%,
respectively, of their average net value for the fiscal year ended October 31, 1998. This led to effective advisory fee rates for the Funds of 0.63%, 0.11%, 0.00%, 0.00%, 0.80%, 0.23%, 0.75%, 0.75%, 0.00%, and 0.44%, respectively. With respect to Core Fixed Income, the Adviser agreed to reduce its investment advisory fee for the fiscal year ended October 31, 1998, to 0.35% of the Fund's average daily net assets.

The New Investment Advisory and Management Agreement

      The terms and conditions of the New Agreement are identical in all material respects to those of the Current Agreement, with the exception of the terms relating to the provision of accounting and certain other administrative services by the Adviser and its effective dates and termination dates. Under the New Agreement, the Funds are responsible for the cost of obtaining necessary accounting and certain other administrative services, and the Agreement therefore contains no provision for reimbursing the Adviser for providing these services. A form of Amended and Restated Investment Advisory and Management Agreement is attached as Exhibit B. If the New Agreement is approved by the shareholders, it will become effective upon execution and will remain in effect, unless earlier terminated, for an initial two-year term, subject to annual review and continuation thereafter.

      In the event that the shareholders of any Fund do not approve the New Agreement, the Current Agreement would remain in effect with respect to that Fund. The Board would then consider with the Adviser whether any such Fund would be able to participate in the proposed dual class distribution system and on what terms.

      The New Agreement provides that it will continue in effect from year to year after its initial two-year term, subject to annual approval by the Board or by vote of the holders of a majority of the outstanding shares of each Fund (as defined in the 1940 Act) and also, in either event, approval by a majority of the Independent Directors, cast in person at the meeting called for the purpose of voting on such approval. For this purpose, the vote of the holders of a majority of the outstanding shares of a Fund means the lesser of either the vote of (i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund. The New Agreement will terminate automatically in the event of its assignment, and may be terminated with respect to a fund at any time, without the payment of any penalty by a vote of a majority of the outstanding securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Fund's entire Board on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Company.

Fund Expenses - Comparison of Current Agreement and New Agreement

      The advisory fees under the Amended and Restated Advisory and Management Agreement will not be higher than the advisory fees under the Current Agreement. The fees are identical under the New Agreement to those under the Current Agreement with the exception of the fact that the Adviser will no longer provide accounting and certain other administrative services to the Funds and therefore will not receive automatically separate fees for accounting and certain other administrative services from each Fund. Because the Adviser will no longer provide accounting and certain other administrative services to the Funds, the Funds will have to retain the services of a fund accounting agent. The total expenses borne by each Fund as a result may increase since any fees payable to the fund accounting agent will likely be higher than the fees the Funds paid to the Adviser for accounting and certain other administrative services under the Current Agreement. The current and pro forma expenses for each Fund are stated in the table below. The figures shown under the pro forma expense column below reflect the capped projected expenses for the first year under the new arrangement based on assets as of October 31, 1998. The actual expense ratios of the Funds for the current fiscal year may differ from those shown based on actual asset levels among other factors.

                                            TCW GALILEO MONEY MARKET FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.25                   0.25
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.16                   0.11
          Total Annual Fund               0.41                   0.36
          Operating Expenses*

      *The  actual   operating   expenses  for  the  Money  Market  Fund,  after
      reimbursements from the Adviser, were 0.40% for fiscal year ended October 31, 1998.


      Expense example

             1 Year                3 Years               5 Years               10 Years
        Current  Pro Forma    Current  Pro Forma    Current  Pro Forma     Current  Pro Forma

         $41.94    $36.84     $131.69   $115.71     $229.87   $202.07      $517.55   $455.59

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                         TCW GALILEO CORE FIXED INCOME FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.40                   0.40
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.22                   0.23
          Total Annual Fund               0.62                   0.63
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years               10 Years
        Current  Pro Forma    Current  Pro Forma    Current  Pro Forma     Current  Pro Forma
         $63.36    $64.38     $198.52   $201.70     $345.78   $351.28      $774.22   $786.31

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                          TCW GALILEO HIGH YIELD BOND FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.10                   0.13
          Total Annual Fund               0.85                   0.88
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years               10 Years
        Current  Pro Forma    Current  Pro Forma    Current  Pro Forma     Current  Pro Forma
         $86.76    $89.81     $271.23   $280.69     $471.34   $487.62      $1,048.95 $1,084.32

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                   TCW GALILEO TOTAL RETURN MORTGAGE-BACKED
                                                SECURITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.50                   0.50
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.20                   0.21
          Total Annual Fund               0.70                   0.71
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years               10 Years
        Current  Pro Forma    Current  Pro Forma    Current  Pro Forma     Current  Pro Forma
         $71.51    $72.52     $223.88   $227.03     $389.63   $395.08      $870.54   $882.50

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.


                                  TCW GALILEO MORTGAGE-BACKED SECURITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.50                   0.50
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.33                   0.32
          Total Annual Fund               0.83                   0.82
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years               10 Years
        Current  Pro Forma    Current  Pro Forma    Current  Pro Forma     Current   Pro Forma
         $84.73    $83.71     $264.93   $261.78     $460.48   $455.05      $1,025.32  $1,013.50

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                    TCW GALILEO ASIA PACIFIC EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  1.48                   1.32
          Total Annual Fund               2.48                   2.32
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $251.12   $235.11     $772.51   $724.40     $1,320.51  $1,240.26    $2,816.02   $2,655.87

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                  TCW GALILEO EMERGING MARKETS EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.70                   0.67
          Total Annual Fund               1.70                   1.67
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $172.81  $169.78      $535.72  $526.49      $922.97   $907.35       $2,008.61  $1,976.20

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                      TCW GALILEO EMERGING MARKETS INCOME FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.78                   0.72
          Total Annual Fund               1.53                   1.47
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $155.65   $149.59     $483.35   $464.81     $834.19    $802.67      $1,823.51   $1,757.37

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                      TCW GALILEO EUROPEAN EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.31                   0.31
          Total Annual Fund               1.06                   1.06
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $108.09   $108.09     $337.21   $337.21     $584.74    $584.74      $1,294.11   $1,294.11

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                      TCW GALILEO INTERNATIONAL EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.00                   0.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.17                   0.17
          Total Annual Fund               0.17                   0.17
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $17.41     $17.41      $54.79   $54.79      $95.88     $95.88       $217.26     $217.26

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                         TCW GALILEO JAPANESE EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.76                   0.68
          Total Annual Fund               1.51                   1.43
          Operating Expenses*

      *The actual operating expenses for the Japanese Equities Fund, after reimbursements from the Adviser, were 1.20% for fiscal year ended October 31, 1998.


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $153.63   $145.55     $477.18   $452.43     $823.70    $781.61      $1,801.52   $1,713.06


               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                    TCW GALILEO LATIN AMERICA EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.64                   0.62
          Total Annual Fund               1.64                   1.62
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $166.76   $164.74     $517.27   $511.11     $891.73    $881.29      $1,943.68  $1,921.93

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                      TCW GALILEO CONVERTIBLE SECURITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.41                   0.37
          Total Annual Fund               1.16                   1.12
          Operating Expenses*

      *The actual operating expenses for the Convertible Securities Fund, after reimbursements from the Adviser, were 1.05% for fiscal year ended October 31, 1998.

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $118.23   $114.17     $368.48   $355.97     $638.32    $616.90      $1,408.97  $1,363.15

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                          TCW GALILEO SELECT EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.75                   0.75
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.11                   0.13
          Total Annual Fund               0.86                   0.88
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $87.78     $89.81     $274.39   $280.69     $476.77    $487.62      $1,060.76  $1,084.32

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                        TCW GALILEO EARNINGS MOMENTUM FUND
                                       Current Expense     Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.27                   0.27
          Total Annual Fund               1.27                   1.27
          Operating Expenses


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $129.37    $129.37    $402.76   $402.76     $696.93    $696.93      $1,533.90  $1,533.90

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                          TCW GALILEO ENHANCED 500 FUND
                                       Current Expense     Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.25                   0.25
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.37                   0.35
          Total Annual Fund               0.62                   0.60
          Operating Expenses*

      *The  actual   operating   expenses  for  the  Enhanced  500  Fund,  after
      reimbursements from the Adviser, were 0.47% for fiscal year ended October 31, 1998.

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $63.36    $61.32      $198.52   $192.17     $345.78    $334.80      $774.22     $750.03

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                       TCW GALILEO LARGE CAP GROWTH FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.55                   0.55
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  1.98                   1.71
          Total Annual Fund               2.53                   2.26
          Operating Expenses*

      *The actual operating expenses for the Large Cap Growth Fund, after reimbursements from the Adviser, were 0.91% for fiscal year ended October 31, 1998.

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $256.12   $229.10     $787.50   $706.29     $1,345.46  $1,210.00   $2,865.50   $2,595.11

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                       TCW GALILEO LARGE CAP VALUE FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.55                   0.55
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  1.93                   1.67
          Total Annual Fund               2.48                   2.22
          Operating Expenses*

      *The actual operating expenses for the Large Cap Value Fund, after reimbursements from the Adviser, were 0.55% for fiscal year ended October 31, 1998.


      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $251.12   $225.09     $772.51   $694.20     $1,320.51 $1,189.76     $2,816.02  $2,554.37

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                    TCW GALILEO AGGRESSIVE GROWTH EQUITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.17                   0.19
          Total Annual Fund               1.17                   1.19
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
        $119.24   $121.27     $371.60   $377.84     $643.65    $654.33      $1,420.38  $1,443.18

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                          TCW GALILEO SMALL CAP GROWTH FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 1.00                   1.00
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.13                   0.15
          Total Annual Fund               1.13                   1.15
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
       $115.19     $117.21    $359.10   $365.35     $622.26    $632.96      $1,374.63  $1,397.51

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.

                                     TCW GALILEO VALUE OPPORTUNITIES FUND
                                       Current Expense      Pro forma Expense
       Annual Fund Operating Expenses
          Management Fees                 0.80                   0.80
          Distribution (12b-1)            0.00                   0.00
          Fees
          Other Expenses                  0.36                   0.34
          Total Annual Fund               1.16                   1.14
          Operating Expenses

      Expense example

             1 Year                3 Years               5 Years                 10 Years
        Current  Pro Forma    Current  Pro Forma    Current   Pro Forma     Current    Pro Forma
       $118.23    $116.20     $368.48   $362.23     $638.32    $627.62      $1,408.97  $1,386.10

               This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 Initial Investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether or not you sold your shares at the end of a period. Because actual return and expenses will be different, the example is for comparison purposes only.


Information About the Investment Adviser and Principal Underwriter

      The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") and is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company ("TAMCO"), provide a variety of trust, investment management and investment advisory services. As of December 31, 1998, the Adviser and its affiliated companies had over $50 billion under management or committed for management.

      TCW Brokerage Services, Inc. (the "Distributor") of 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as the Company's principal underwriter pursuant to a distribution agreement with the Company. There is no compensation payable under the current distribution agreement to the Distributor, although the Distributor would be entitled to receive compensation with respect to the Investor Class shares of each Fund, as described below, if the proposed dual class distribution system is implemented.

The Evaluation by the Board of Directors

      At meetings held on December 14 and 17, 1998, the Board of Directors of the Company considered a proposal by management to adopt a dual class distribution system on behalf of the Funds. Under this proposal, the current class of shares of each Fund would become the "Institutional Class," and a new class of shares (the "Investor Class" shares) would be created and offered to prospective investors with respect to each Fund. The new class of shares would differ from the existing class principally in that it would pay to the Distributor an ongoing distribution fee equal on an annual basis to 0.25% of each Fund's total net assets attributable to that class. Revenues from the distribution fee would in turn be used by the Distributor principally to compensate third-party financial intermediaries who agree to provide specified distribution-related services to Investor Class shareholders. Current shareholders of the Funds, whose shares would be designated Institutional Class shares, would pay no portion of this distribution fee. The Distributor informed the Board that dual class (or multi-class) shareholder distribution and service arrangements were becoming more prevalent in the mutual fund industry and that, in particular if the Company wishes to participate in the defined contribution plan (401(k) plan) marketplace, it would be necessary to create a new class of shares with the features described.

      In connection with the presentation of its proposal the Adviser noted that implementation of a dual class distribution system for the Funds would involve additional accounting and financial reporting complexities and that the Adviser did not have the internal capabilities to provide such services to the Funds. Therefore, management proposed that the Funds contract with an independent party to provide accounting and certain other administrative services for the Funds and that the Adviser no longer provide this service as part of its responsibilities under the Current Agreement. Management noted that, under the Current Agreement, the Adviser provides necessary accounting and certain other administrative services to the Company for an annual fee of $35,000 per Fund (except for the TCW Galileo Money Market Fund, which reimburses the Adviser for accounting and certain other administrative services provided in an amount not exceeding 0.10% of its average daily net assets). The proposed amendment to the Current Agreement will therefore have the net impact of reducing the direct compensation payable to the Adviser under the Agreement, but will at the same time relieve the Adviser of the burden of providing accounting and certain other administrative services to the Company and may result in an increase in the total expenses borne by the Company. Management of the Company provided information about the impact of this proposed change on the expense ratios of the Company's Funds at various asset levels. Management noted that, in its view, the proposed amendments to the Agreement were necessary to address the increased complexity and cost of providing accounting services to the Company in connection with the conversion to a dual class distribution system, as well as to address the fact that the flat fee paid by the Company to the Adviser under the Current Agreement is not sufficient to compensate the Adviser for the cost of providing such services. Management expressed its view that it is more appropriate for the Company to bear the actual cost of procuring its necessary accounting services rather than have the provision of accounting services be subsidized to a significant extent by the Adviser. Management noted that most mutual funds bear their own costs and expenses of necessary accounting services directly, without participation or subsidization by the fund's adviser.

      In reviewing and reaching a decision concerning management's proposal, the Directors, including the Independent Directors, were advised by independent counsel. The Directors considered the proposal from Management and the supporting expense ratio projections, as well as the general impact of the proposed changes on current shareholders. The Directors considered the merits of the proposed dual class distribution system and the likelihood that implementation of such a system for the Funds would enable the Funds to participate in more distribution channels and attract new investor assets. The Directors noted that an increase in Fund assets could result in an increase in total compensation from the Funds to the Adviser, although the Distributor reported to the Board that it was likely that, under distribution arrangements entered into for Investor Class shares, the Adviser would be obligated to supplement payments to financial intermediaries providing distribution related services to Investor Class shareholders from its own resources, including from its profits from serving as investment adviser to the Funds. The Directors further noted that an increase in Fund assets could produce benefits for the Funds, including for their current shareholders, in the form of the ability to take advantage of additional investment opportunities, to realize savings on security transaction costs, and to reduce per share operating expenses through the realization of economies of scale.

      In considering the benefits of outsourcing accounting and certain administrative services, as is contemplated under the New Agreement, the Directors noted that the Funds would benefit in a number of ways. Under the new arrangement, net asset value for each Fund would be reported on a daily basis to the media. This would inform, and potentially encourage, new investors to the Funds. In addition, the new arrangement provides for an expansive disaster recovery system, critical to securing financial information. The proposed accounting service provider has a more sophisticated recovery system than the Adviser currently enjoys. Because the proposed accounting service provider does similar work for a significant number of other funds, the Funds would benefit from the "best practices of the industry." Finally, the Funds would benefit from third party review of daily financial transactions in outsourcing accounting services.

      After careful review and consideration of these and other relevant factors, including applicable legal standards for their review, the Directors, including the Independent Directors, unanimously concluded that the New Agreement was in the best interests of the Company's shareholders and voted to submit it to shareholders for their approval.

Directors' Recommendation and Vote Required for Approval

      Approval of the Amended and Restated Investment Advisory and Management Agreement with respect to a Fund requires the approval of the lesser of either
(i) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1, AND ANY UNMARKED PROXIES WILL BE SO VOTED

                                   PROPOSAL 2

              TO APPROVE THE ELIMINATION OF THE MONEY MARKET FUND'S
          FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION
                            (MONEY MARKET FUND ONLY)

      The  Board of  Directors  will  submit at the  Meeting,  for  approval  of
shareholders,   a  proposal  to  eliminate  the  Fund's  fundamental  investment restriction on diversification.

      The Fund's current fundamental investment restriction regarding portfolio diversification currently provides, in relevant part, that the Money Market Fund will not:

      purchase the securities of any issuer (other than U.S. Government Securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"). The Fund will not purchase more than 10% of the voting securities of any one issuer (the "10% Limitation"), except that up to 25% of the value of the Fund's assets may be invested without regard to the 10% Limitation.

      The Money Market Fund qualifies currently, and intends to continue to qualify, as a money market fund under Rule 2a-7 under the 1940 Act. That rules imposes numerous conditions on funds operating as money market funds, including diversification requirements. The Adviser believes that the Fund's current fundamental investment restriction regarding diversification, described above, is unnecessary and therefore has recommended to the Board that the Fund's separate policy on diversification be withdrawn. The Board therefore recommends that shareholders vote to eliminate this investment restriction.

      Investment restrictions designated as fundamental policies may be changed only by a shareholder vote of a majority of the outstanding shares of the affected Fund. Fundamental restrictions have been adopted in the past to reflect certain regulatory, business or industry conditions in effect at the time. With time, they need to be revisited and, if necessary, changed or eliminated. In the opinion of the Adviser, the Fund's fundamental investment restriction as to diversification is not necessary. The elimination of this restriction would give the Fund the flexibility to respond to changing market conditions within the applicable regulatory framework.

      The proposed elimination of this restriction is not expected to affect negatively the way the Fund is managed, the investment performance of the Fund or the securities or instruments in which the Fund invests.

Board of Directors Recommendation and Vote Required for Approval

      Approval for the elimination of the investment restriction described above with respect to the Fund requires the approval of the lesser of (i) 67% or more of the voting securities of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Money Market Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Money Market Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 3

              TO APPROVE THE ELIMINATION OF THE MONEY MARKET FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ILLIQUIDITY
                            (MONEY MARKET FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval of shareholders, a proposal to eliminate the Money Market Fund's fundamental investment restriction on the liquidity of portfolio securities.

      The Fund's current fundamental investment restriction regarding illiquid securities provides, in relevant part, that the Fund will not:

      purchase illiquid securities or other securities that are not readily marketable if more than 10% of the net assets of the Fund would be invested in such securities, which include: (a) repurchase agreements with maturities greater than seven calendar days; (b) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (c) over-the-counter options; (d) variable rate demand notes with a demand period of more than seven days; and (e) foreign securities not traded on a recognized domestic or foreign exchange or developed over-the-counter market, to the extent a liquid secondary market does not exist for such instruments.

      As noted under Proposal 2, the Fund is subject to the requirements of Rule 2a-7 under the 1940 Act. These rules include requirements as to the liquidity of portfolio securities that may be held by the Fund. The Adviser believes that, in light of the applicability of these rules to the Fund, it is not necessary for the Fund to have a separate standard regarding liquidity. The Board therefore recommends that shareholders vote to eliminate this investment restriction.

      Investment restrictions designated as fundamental policies may be changed only by a shareholder vote of a majority of the outstanding shares of the affected Fund. Fundamental restrictions have been adopted in the past to reflect certain regulatory, business or industry conditions in effect at the time. In the opinion of the Adviser, the Fund's fundamental investment policy and restriction as to liquidity is not necessary. The elimination of this restriction would give the Fund the flexibility to respond to changes in applicable rules.

      The proposed elimination of this restriction is not expected to affect negatively the way the Fund is managed, the investment performance of the Fund or the securities or instruments in which the Fund invests.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the elimination of the investment restriction described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Money Market Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Money Market Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3, AND ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL 4

        TO APPROVE THE ELIMINATION OF THE MONEY MARKET FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN OTHER INVESTMENT COMPANIES
                           (MONEY MARKET FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval of shareholders of the Fund, a proposal to eliminate the Fund's fundamental restriction regarding investing in other investment companies.

      The current fundamental investment restriction provides, in relevant part, that the Fund may not:

      purchase securities of other investment companies if immediately after such purchase the Fund will own (a) more than 3% of the total outstanding voting stock of the acquired company, (b) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund, or (c) securities issued by all investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund, except to the extent permitted by the Investment Company Act of 1940 and any applicable rules or exemptive orders issued thereunder.

      This restriction incorporates the substance of certain provisions of the 1940 Act that restrict the ability of registered investment companies to acquire the securities of other investment companies. The Adviser believes that it is not necessary to have these rules reflected in Fund investment restrictions, as they are otherwise applicable to the Fund. The Board, therefore, proposes to eliminate this restriction and thus permit the Fund to invest in other investment companies subject only to applicable legal restrictions.

      Investment restrictions designated as fundamental policies may be changed only by a shareholder vote of a majority of the outstanding shares of the affected Fund. Fundamental restrictions have been adopted in the past to reflect certain regulatory, business or industry conditions in effect at the time. This current restriction repeats a provision of law otherwise applicable to the Fund. It is not required to be a fundamental policy of the Fund. The elimination of this restriction would align the Fund to the current regulatory and competitive environment.

      The proposed elimination of this restriction is not expected to affect negatively the way the Fund is managed, the investment performance of the Fund or the securities or instruments in which the Fund invests.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the elimination of the investment restriction described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Money Market Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE MONEY MARKET FUND VOTE "FOR" PROPOSAL 4, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 5

              TO APPROVE THE ELIMINATION OF THE MONEY MARKET FUND'S
           FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTING IN
          MONEY MARKET INSTRUMENTS WITH MATURITIES OF ONE YEAR OR LESS
                           (MONEY MARKET FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval of shareholders of the Fund, a proposal to eliminate the Fund's fundamental restriction regarding investing in money market investments with maturities of one year or less.

      The current investment restriction of the Money Market Fund provides that the Money Market Fund may not:

      purchase any security that matures more than one year from the date of purchase or which has an implied maturity of more than one year. For the purposes of satisfying this requirement, the maturity of a portfolio instrument shall be deemed to be the period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made, except that:

          a. An instrument that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

          b. A variable rate instrument not subject to an interest rate cap, the principal amount of which is scheduled on the face of the instrument to be paid in 397 calendar days or less shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate.

          c. A variable rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          d. A floating rate instrument that is subject to a demand feature shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

          e. A repurchase agreement shall be deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is scheduled to occur, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the repurchase of the securities.

          f. A portfolio lending agreement shall be treated as having a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned, or where no date is specified, but the agreement is subject to demand, the notice period applicable to a demand for the return of the loaned securities. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by
               "marking to market" daily. Money Market currently has no intention of engaging in lending portfolio securities.

      The Board, subject to shareholder approval, proposes to eliminate this restriction and thus permit the Fund to invest in securities with remaining maturities of 397 days or less--the limit imposed by Rule 2a-7 under the 1940 Act. The Board believes that extending the maturity limit by one month will permit the Money Market Fund to purchase higher yielding securities, increase the return to shareholders, and align itself with changes imposed by Rule 2a-7 of the 1940 Act.

      Investment restrictions designated as fundamental policies may be changed only by a shareholder vote of a majority of the outstanding shares of the affected Fund. Fundamental restrictions have been adopted in the past to reflect certain regulatory, business or industry conditions in effect at the time. However, the restriction on maturity of securities of one year or less is no longer required to be fundamental under applicable law. The elimination of this restriction would align the Fund to the current regulatory and competitive environment.

      The proposed elimination of this restriction is not expected to affect negatively the way the Fund is managed, the investment performance of the Fund or the securities or instruments in which the Fund invests.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the elimination of the investment restriction described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Money Market Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Money Market Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE MONEY MARKET FUND VOTE "FOR" PROPOSAL 5, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 6

                   TO APPROVE NEW INVESTMENT OBJECTIVE FOR THE
                        AGGRESSIVE GROWTH EQUITIES FUND
                     (AGGRESSIVE GROWTH EQUITIES FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to approve new investment objectives for the Fund.

      The investment objective of the Fund, formerly known as Mid-Cap Growth Fund, currently reads as follows:

      TCW Mid-Cap Growth Fund seeks long-term capital appreciation by investing at least 65% of total assets under normal circumstances in publicly-traded equity securities issued by medium-sized companies as defined by S&P in its original index screening. The Adviser will generally focus on those companies whose market capitalizations, at the time of acquisition, are in the $300 million to $5 billion range and that, in the opinion of the Adviser, exhibit superior earnings growth prospects and attractive stock market valuations. The equity securities in which Mid-Cap Growth may invest include common and preferred stock and convertible securities.

The Proposed Investment Objective

      The proposed investment objective would read as follows:

            The Fund seeks long-term capital appreciation. To pursue this goal, the Fund invests in the equity securities of companies that appear to offer superior growth prospects. These securities include common and preferred stock and convertible securities. In managing the Fund's investments, the Adviser will focus on emerging companies that exhibit this characteristic.

      The Board recommends that shareholders vote to approve the new investment objective of the Fund so that the Fund will no longer be required to invest at least 65% of its assets in mid-capitalization companies. Although the Fund will continue to focus on mid-capitalization companies, eliminating the 65% investment requirement will enable the Adviser to invest a greater percentage of the Fund's assets in issuers outside the mid-capitalization range when the Adviser deems it appropriate to do so, according to the Adviser's investment criteria.

      Although the percentage of mid-capitalization securities in which the Fund may invest may shift, the proposed elimination of the 65% investment requirement is not expected to affect materially the way the Fund is managed, the investment performance of the Fund or the securities or instruments in which the Fund invests.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the new investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Aggressive Growth Equities Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Aggressive Growth Equities Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE AGGRESSIVE GROWTH EQUITIES FUND VOTE "FOR" PROPOSAL 6, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                  PROPOSAL 7

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                           THE CORE FIXED INCOME FUND
                          (CORE FIXED INCOME FUND ONLY)


      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Core Fixed Income Fund currently states that the Fund "seeks to provide above-average total return."

      As amended, the investment objective of the Core Fixed Income Fund would state that the Fund "seeks to provide maximum current income and achieve above average total return consistent with prudent investment management over a full market cycle."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Adoption of the change in the investment objective requires the approval of the lesser of (i) 67% or more of the voting securities of the Core Fixed Income Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Core Fixed Income Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE CORE FIXED INCOME FUND VOTE "FOR" PROPOSAL 7, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 8

      TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE TOTAL
                     RETURN MORTGAGE-BACKED SECURITIES FUND
               (TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Total Return Mortgage-Backed Securities Fund (formerly named the Long-Term Mortgage-Backed Securities Fund), currently states that the Fund "seeks current income and capital appreciation."

      As amended, the investment objective of the Total Return Mortgage-Backed Securities Fund, would state that the Fund "seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Total Return Mortgage-Backed Securities Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Total Return Mortgage-Backed Securities Fund.

      THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE TOTAL RETURN MORTGAGE-BACKED SECURITIES FUND VOTE "FOR" PROPOSAL 8, AND ANY UNMARKED PROXIES WILL BE SO VOTED.



                                   PROPOSAL 9

         TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF THE
                         MORTGAGE-BACKED SECURITIES FUND
                     (MORTGAGE-BACKED SECURITIES FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Mortgage-Backed Securities Fund, currently states that the Fund "seeks current income and capital appreciation."

      As amended, the investment objective of the Mortgage-Backed Securities Fund, would provide that the Fund "seeks to maximize current income."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Mortgage-Backed Securities Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Mortgage-Backed Securities Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE MORTGAGE-BACKED SECURITIES FUND VOTE "FOR" PROPOSAL 9, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 10

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                            THE HIGH YIELD BOND FUND
                           (HIGH YIELD BOND FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the High Yield Bond Fund, currently states that the Fund "seeks to provide high current income consistent with reasonable risk."

      As amended, the investment objective of the High Yield Bond Fund, would state that the Fund "seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the High Yield Bond Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the High Yield Bond Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE HIGH YIELD BOND FUND VOTE "FOR" PROPOSAL 10, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 11

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                            THE SELECT EQUITIES FUND
                           (SELECT EQUITIES FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Select Equities Fund, formerly known as the Core Equities Fund, currently states that the Fund "seeks preservation of capital and the best possible return, consistent with a reasonable level of risk."

      As amended, the investment objective of the Select Equities Fund, would state that the Fund "seeks long-term capital appreciation."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Select Equities Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Select Equities Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE SELECT EQUITIES FUND VOTE "FOR" PROPOSAL 11, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 12

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                           THE EARNINGS MOMENTUM FUND
                          (EARNINGS MOMENTUM FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Earnings Momentum Fund, currently states that the Fund "seeks capital appreciation and total return."

      As amended, the investment objective of the Earnings Momentum Fund, would state that the Fund "seeks long-term capital appreciation."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Earnings Momentum Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Earnings Momentum Fund present.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE EARNINGS MOMENTUM FUND VOTE "FOR" PROPOSAL 12, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 13

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                           THE SMALL CAP GROWTH FUND
                          (SMALL CAP GROWTH FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Small Cap Growth Fund, currently states that the Fund "seek capital appreciation."

      As amended, the investment objective of the Small Cap Growth Fund, would state that the Fund "seeks long- term capital appreciation."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Small Cap Growth Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Small Cap Growth Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE SMALL CAP GROWTH FUND VOTE "FOR" PROPOSAL 13, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 14

           TO APPROVE THE MODIFICATION OF THE INVESTMENT OBJECTIVE OF
                          THE VALUE OPPORTUNITIES FUND
                         (VALUE OPPORTUNITIES FUND ONLY)

      The Board of Directors will submit at the Meeting, for approval by the shareholders having a voting interest in the Fund, a proposal to amend the investment objective of the Fund.

      The investment objective of the Value Opportunities Fund, states that the Fund "seeks capital appreciation."

      As amended, the investment objective of the Value Opportunities Fund, would state that the Fund "seeks long-term capital appreciation."

      The proposed modification of the investment objective of the Fund is intended to better reflect the Fund's investment policy and to make the objectives consistent among similar funds.

Board of Directors' Recommendation and Vote Required for Approval

      Approval for the change in the investment objective described above requires the approval of the lesser of (i) 67% or more of the voting securities of the Value Opportunities Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Value Opportunities Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of that Fund.

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS OF THE VALUE OPPORTUNITIES FUND VOTE "FOR" PROPOSAL 14, AND ANY UNMARKED PROXIES WILL BE SO VOTED.


                                   PROPOSAL 15

                     TO TRANSACT SUCH OTHER BUSINESS AS MAY
                        PROPERLY COME BEFORE THE MEETING
                            (SUCH FUNDS AS NECESSARY)

      The Board of Directors knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

Security Ownership and Interest of Management

      A board of five directors is responsible for overseeing the Funds' affairs. The following individuals currently serve as directors and officers of the Company: Marc I. Stern, Director and Chairman; Thomas E. Larkin, Jr., Director and President; John C. Argue, Director; Norman Barker, Jr., Director; Richard W. Call, Director; Alvin R. Albe, Jr., Senior Vice President; Michael E. Cahill, Senior Vice President, General Counsel and Assistant Secretary; Jeffrey Peterson, Senior Vice President; Philip K. Holl, Secretary; and Peter C. DiBona, Treasurer. Mr. Stern and Mr. Larkin, in addition to being directors of the Company, also hold senior positions with the Adviser. All of the officers and directors, with the exception of John C. Argue, Norman Barker, Jr., and Richard
W. Call, also hold senior positions with the Adviser. The amount and nature of beneficial ownership and percent outstanding of shares of the Funds held by the Directors and Officers of the Company as of December 31, 1998, are stated below:

      The Officers and Directors of the Fund, together, owned less than 1% of the Fund's outstanding shares on the record date.


                       SUBMISSION OF SHAREHOLDER PROPOSALS

      The Company does not hold annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Company (if any) should send their written proposals to the Secretary of the Company at the address set forth on the cover of this Proxy Statement.


                                   ADJOURNMENT

      In the event that sufficient votes in favor of the proposals set forth in this Notice of Meeting and Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting for a period or periods of not more than [30] days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                          By Order of the Board of Directors


                                          _____________________________
                                          Secretary

_______________, 1999

                                                                       EXHIBIT A

Share Ownership of Each Fund

      As of the record date, the following numbers of shares of common stock of each operational Fund were outstanding:

      Name of Fund                                            Number of Shares
                                                                 Outstanding

      TCW Galileo Money Market Fund                             227,474,959
      TCW Galileo Core Fixed Income Fund                           9,418,248
      TCW Galileo High Yield Bond Fund                            24,589,283
      TCW Galileo Total Return Mortgage Backed Securities Fund     9,566,900
      TCW Galileo Mortgage-Backed Securities Fund                  4,491,918
      TCW Galileo Asia Pacific Equities Fund                       1,554,887
      TCW Galileo Emerging Markets Equities Fund                   3,041,539
      TCW Galileo Emerging Markets Income Fund                     8,081,954
      TCW Galileo European Equities Fund                           5,966,732
      TCW Galileo International Equities Fund                      7,339,614
      TCW Galileo Japanese Equities Fund                           3,746,551
      TCW Galileo Latin America Equities Fund                      1,382,138
      TCW Galileo Convertible Securities Fund                      4,197,990
      TCW Galileo Select Equities Fund                            13,139,809
      TCW Galileo Earnings Momentum Fund                           3,019,495
      TCW Galileo Enhanced 500 Fund                                5,245,337
      TCW Galileo Large Cap Growth Fund                              900,853
      TCW Galileo Large Cap Value Fund                             1,328,366
      TCW Galileo Aggressive Growth Equities Fund                  8,484,748
      TCW Galileo Small Cap Growth Fund                            7,406,250
      TCW Galileo Value Opportunities Fund                         2,815,203

     As of December 31, 1998, the record date, the following persons owned of record or beneficially 5% or more of the shares of the following Funds:

                                                                                               Amount of
                                                                                               Common Shares       Percent
Title of Class                                          Name/Address of Beneficial Owner       Owned             Outstanding

TCW Galileo Money Market Fund                           Sanwa Bank California                  14,965,210.63     6.58%
                                                        Saxon & Co. FBO PNC                    61,389,730.01     26.99%
TCW Galileo Core Fixed Income Fund                      Cedars-Sinai Medical Center            546,314.15        5.81%
                                                        Missionaries Benefit Board             4,355,804.35      48.78%
                                                        Hilton Charitable Remainder Trust      2,072,203.42      21.76%
TCW Galileo High Yield Bond Fund                        Genesee County Employees Retirement    4,339,938.73      17.77%
                                                              System
                                                        Collins Investments, Inc.              1,277,728.68      5.21%
                                                        Maine State Retirement System          4,577,956.47      18.68%
                                                        First Insurance Company of Hawaii      1,531,839.60      6.25%
TCW Galileo Total Return Mortgage-Backed Securities     General Chemical Pension Plan          1,550,518.71      16.45%
  Fund
                                                        Fisher Scientific International        1,488,849.66      15.67%
                                                        St. Vincents Medical Center            894,428.96        9.49%
                                                        Cedars-Sinai Medical Center            549,255.85        5.83%
                                                        Curtis Wright Corp. Contributory       1,986,926.18      21.08%
                                                              Retirement Plan
TCW Galileo Mortgage-Backed Securities Fund             Sisters of Charity                     1,806,974.21      40.24%
                                                        United Negro College Fund              2,110,191.42      47.08%
TCW Galileo Asia Pacific Equities Fund                  TCW Profit Sharing & Savings Plan      177,338.85        11.24%
                                                        Sobrato Revocable Trust                735,971.08        46.99%
                                                        TCW Galileo International Equities     294,763.02        18.82%
                                                              Fund
                                                        W.C. Edwards Trust                     113,028.52        7.22%
TCW Galileo Emerging Markets Equities Fund              Cravath Swaine & Moore Retirement      365,297.89        11.73%
                                                              Savings Plan
                                                        Salk Institute                         246,135.09        7.96%
                                                        Hilton Charitable Remainder Trust      1,182,096.28      38.23%
TCW Galileo Emerging Markets Income Fund                Hilton Charitable Remainder Trust      1,892,838.31      23.16%
                                                        TCW Capital Investment Corp.           840,257.31        10.28%
                                                        Maine State Retirement System          2,956,687.37      36.18%
                                                        Claremont McKenna College              2,091,155.21      25.59%
TCW Galileo European Equities Fund                      Galileo International Equities Fund    5,236,316.41      84.74%
TCW Galileo International Equities Fund                 The Salk Institute                     670,671.34        8.86%
                                                        Duke Endowment Trust                   4,613,827.40      60.87%
                                                        First Insurance Company of Hawaii      1,097,563.03      14.49%
TCW Galileo Japanese Equities Fund                      Hilton Charitable Remainder Trust      721,923.84        18.77%
                                                        Missionaries Benefit Board             1,283,275.40      33.37%
                                                        Galileo International Equities Fund    1,698,505.94      44.17%
TCW Galileo Latin America Equities Fund                 TCW Profit Sharing and Savings Plan    196,407.37        14.53%
                                                        TCW Galileo International Equities     84,493.50         6.17%
                                                              Fund, Inc.
                                                        M.K. Douglas                           108,484.68        7.92%
                                                        Missionaries Benefit Board             747,747.84        54.62%
TCW Galileo Convertible Securities Fund                 Kresge Foundation                      375,238.00        8.58%
                                                        Maine State Retirement System          1,391,460.29      31.83%
                                                        Buck Foundation                        260,909.10        5.97%
                                                        The Rio Hondo Foundation               349,871.32        8.00%
TCW Galileo Select Equities Fund                        Egleston's Children's Hospital         954,038.39        6.86%
                                                        The Salk Institute                     1,600,312.82      11.56%
                                                        Duke Endowment Trust                   3,803,801.82      27.49%
TCW Galileo Earnings Momentum Fund                      Duke Endowment Trust                   481,853.90        14.40%
                                                        McCarthy Trust                         252,036.10        7.53%
                                                        McCarthy Survivors Trust               252,036.10        7.53%
                                                        Goldman Sachs Pension Plan             1,282,582.41      38.33%
TCW Galileo Enhanced 500 Fund                           TCW Capital Investment Corp.           350,289.97        6.47%
                                                        Brazeway Retirement Plan               219,477.02        7.73%
                                                        Carpenters Health and Welfare Trust    1,452,497.37      26.82%
                                                        The Cain Foundation                    2,504,912.99      46.25%
TCW Galileo Large Cap Growth Fund                       Rosenblatt Trust                       61,902.45         6.42%
                                                        Mead Foundation                        585,738.92        60.77%
                                                        TCW Capital Investment Corp.           173,383.31        17.99%
TCW Galileo Large Cap Value Fund                        Primm Family Trust                     204,296.90        15.00%
                                                        Emett Trust                            98,366.47         7.22%
                                                        The Salk Institute                     609,260.56        44.81%
TCW Galileo Aggressive Growth Equities Fund             Tranan Management Corp.                626,148.21        6.65%
                                                        Freedom Communications                 487,496.75        5.18%
                                                        Duke Endowment Trust                   1,340,819.36      14.24%
TCW Galileo Small Cap Growth Fund                       University of Tennessee                644,236.87        7.96%
                                                        Fisher Scientific International        472,502.36        5.84%
                                                        General Chemical Pension Plan          594,580.03        7.28%
                                                        Salem Hospital Retirement Plan         457,771.17        5.75%
TCW Galileo Value Opportunities Fund                    Robson Trust                           213,634.29        7.35%
                                                        William & Charlene Norred              213,498.36        7.35%
                                                        Collins Management Trust               235,829.91        8.11%
                                                        Mead Foundation                        163,447.29        5.62%
                                                        Tranan Management Corp.                544,740.73        18.74%

     The address of each shareholder is: TCW Funds Management, Inc., 865 S. Figueroa Street, 18th Floor, Los Angeles, California 90017, Attention: Investor Relations.

                                                                       EXHIBIT B

                          FORM OF AMENDED AND RESTATED
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

            THIS AGREEMENT (this "Agreement") is made as of the ____ day of _______, 1998 by and between TCW GALILEO FUNDS, INC., a Maryland corporation (the "Company"), and TCW FUNDS MANAGEMENT, INC., a California corporation (the "Adviser").

            WHEREAS,   the  Company  is  engaged  in  business  as  an  open-end
management investment company and is registered as such under the Investment Company Act of 1940, as amended ("1940 Act");

            WHEREAS, the Adviser is engaged in the business of providing investment advice and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

            WHEREAS, the Company wishes to retain the Adviser to render investment advisory and management services; and

            WHEREAS, the Adviser is willing to perform such services.

            NOW, THEREFORE, the Company and the Adviser agree as follows:

            1.    Appointment.

            (a) The Company hereby employs the Adviser to provide investment advisory and management services for each of the portfolios of the Company specified in Schedule A, as such Schedule A may be amended from time to time (each, individually, a "Fund" and, collectively, the "Funds"). This engagement is for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees to render the services and to assume the obligations set forth in this Agreement, for the compensation provided below.

            (b) If the Company establishes one or more portfolios other than the Funds listed in Schedule A with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Company in writing, whereupon such portfolio shall become a Fund under this Agreement and Schedule A shall be amended accordingly. The compensation payable by such new portfolio to the Adviser shall be agreed to in writing at the time.

            (c) The Adviser, subject to the prior approval of the Company's Board of Directors, may from time to time employ or associate itself with such person or persons as the Adviser may believe to be particularly fitted to assist it in the performance of this Agreement, provided, however, that the compensation of such person or persons shall be paid by the Adviser and that the Adviser shall be as fully responsible to the Company for the acts and omissions of any sub-adviser as it is for its own acts and omissions.

            2. Advisory and Management Services. The Adviser, subject to the direction and supervision of the Company's Board of Directors and in conformity with applicable laws, the Company's Articles of Incorporation, Bylaws, Registration Statement, Prospectus and stated investment objectives, policies and restrictions, shall:

            (a) Manage the investment of each Fund's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, the determination of the industries and companies to be represented in that Fund's portfolio, the formulation and implementation of the Fund's investment program, and the determination from time to time of the securities and other investments to be purchased, retained or sold by the Fund;

            (b) Place orders for the purchase or sale of portfolio securities for each Fund's account with broker-dealers selected by the Adviser;

            (c)   Administer the day to day operations of each Fund;

            (d) Furnish to the Company office space at such place as may be agreed upon from time to time, and all office facilities, business equipment, supplies, utilities and telephone services necessary for managing the affairs and investments and keeping those accounts and records of the Company and the Funds that are not maintained by the Company's transfer agent, custodian, accounting or subaccounting agent, and arrange for officers or employees of the Adviser to serve, without compensation from the Company, as officers, directors or employees of the Company, if desired and reasonably required by the Company; and

            (e) Pay such expenses as are incurred by it in connection with providing the foregoing services, except as provided in Section 3 below.

            3. Company Expenses. The Company assumes and shall pay or cause to be paid all expenses of the Company and the Funds, including, without limitation: (a) all costs and expenses incident to the public offering of securities of the Company, including those relating to the registration of its securities under the Securities Act of 1933, as amended, and any filings required under state securities laws and any fees payable in connection therewith; (b) the charges and expenses of any custodian appointed by the Company for the safekeeping of the cash, portfolio securities and other property of the Funds; (c) the charges and expenses of independent accountants; (d) the charges and expenses of stock transfer and dividend disbursing agent or agents and registrar or registrars appointed by the Company; (e) the charges and expenses of any accounting or subaccounting agent appointed by the Company to provide accounting services to the Funds; (f) brokerage commissions, dealer spreads, and other costs incurred in connection with proposed or consummated portfolio securities transactions; (g) all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Company to federal, state, local or other governmental agencies; (h) the cost and expense of printing and issuing certificates representing securities of the Company; (i) fees involved in registering and maintaining registrations of the Company under the 1940 Act;
(j) all expenses of shareholders' and directors' meetings, and of preparing, printing and mailing proxy statements and reports to shareholders; (k) fees and expenses of directors of the Company who are not officers or employees of the Adviser; (l) all fees and expenses incident to the Company's dividend reinvestment plan; (m) charges and expenses of legal counsel to the independent directors and to the Company; (n) trade association dues; (o) interest payable on Company borrowings; (p) any shareholder relations expense; (q) premiums for a fidelity bond and any errors and omissions insurance maintained by the Company; and (r) any other ordinary or extraordinary expenses incurred by the Company or the Funds in the course of their business.

            4. Compensation. As compensation for the services performed with respect to each Fund, the Company shall pay the Adviser as soon as practicable after the last day of each month a fee for such month computed at an annual rate specified in Schedule B, as may be amended from time to time.

            For the purpose of calculating such fee, the net asset value for a month shall be the average of the net asset values as determined for each business day of the month. If this Agreement becomes effective after the first day of a month, or terminates before the last day of a month, the compensation provided shall be prorated.

            The Company shall also reimburse the Adviser for the organizational expenses incurred by the Adviser on behalf of each Fund or class thereof. Such organizational expenses shall be amortized by the Company over five years.

            5. Services Not Exclusive. Nothing contained in this Agreement shall prevent the Adviser or any affiliated person of the Adviser from acting as investment adviser or manager for any other person, firm or corporation
(including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of a Fund, and shall not in any way bind or restrict the Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Adviser or any such affiliated person may be acting. While information and recommendations supplied to each Fund shall, in the Adviser's judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Fund, they may be different from the information and recommendations supplied by the Adviser or its affiliates to other investment companies, funds and advisory accounts. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given by the Adviser to any other investment company, fund or advisory account.

            6. Portfolio Transactions and Brokerage. In placing portfolio transactions and selecting brokers or dealers, the Adviser shall endeavor to obtain on behalf of the Company and the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Adviser may also consider the "brokerage and research services" provided to the Company, the Funds and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer which provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Company and the Funds.

            7. Books and-Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Adviser further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records required to be maintained by Rule 3la-l under the 1940 Act.

            8. Limitation of Liability. Neither the Adviser, nor any director, officer, agent or employee of the Adviser, shall be liable or responsible to the Company or any of its shareholders for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by such person or persons of their respective duties, except for liability resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their respective duties. The Adviser shall be indemnified by the Company as an agent of the Company in accordance with the terms of Article Eighth, Section (9) of the Company's Articles of Incorporation.

            9. Nature of Relationship. The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser is an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Company.

            10. Duration and Termination. This Agreement shall become effective upon its execution and shall continue in effect until two years from the date hereof, provided it is approved by the vote of a "majority of the outstanding voting securities" of the Company. Thereafter, this Agreement shall continue in effect from year to year, provided its continuance is specifically approved at least annually (a) by vote of a "majority of the outstanding voting securities" of the Company or by vote of the Board of Directors of the Company, and (b) by vote of a majority of the Directors of the Company who are not parties to this Agreement or "interested persons" of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Company (either by vote of its Board of Directors or by vote of a "majority of the outstanding voting securities" of the Company) may, at any time and without payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser. This Agreement shall automatically and immediately terminate in the event of its "assignment." The Adviser may terminate this Agreement without payment of any penalty on sixty days' written notice to the Company.

            11. Definitions. For the purposes of this Agreement, the terms "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934, as amended, and the Rules and Regulations thereunder.

            12. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered to the party to this Agreement entitled to receive such notice at such address as such party may designate in writing.

            13. Applicable Law. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the day and year first above written in Los Angeles, California.

                                          TCW GALILEO FUNDS, INC.



                                          By____________________________



      Attest                              By____________________________
                                             [NAME]
                                             [TITLE]
      ____________________________
      Secretary
                                          TCW FUNDS MANAGEMENT, INC.


                                          By____________________________
                                             [NAME]
                                             [TITLE]


      Attest                              By____________________________
                                             [NAME]
                                             [TITLE]

      ____________________________
      Secretary

      SCHEDULE A



      Funds
-----------------------------------------------------------
      TCW Galileo Money Market Fund
      TCW Galileo Emerging Markets Income Fund
      TCW Galileo Core Fixed Income Fund
      TCW Galileo High Yield Bond Fund
      TCW Galileo Total Return Mortgage-Backed Securities Fund
      TCW Galileo Mortgage-Backed Securities Fund
      TCW Galileo Asia Pacific Equities Fund
      TCW Galileo Emerging Markets Equities Fund
      TCW Galileo European Equities Fund
      TCW Galileo International Equities Fund
      TCW Galileo Japanese Equities Fund
      TCW Galileo Latin America Equities Fund
      TCW Galileo Convertible  Securities Fund
      TCW Galileo Select Equities Fund
      TCW Galileo Earnings Momentum Fund
      TCW Galileo Enhanced 500 Fund
      TCW Galileo Large Cap Growth Fund
      TCW Galileo Large Cap Value Fund
      TCW Galileo Aggressive Growth Equities Fund
      TCW Galileo Small Cap Growth Fund
      TCW Galileo Value Opportunities Fund

      SCHEDULE B


                                                                 Annual Fee
                                                            Rate (expressed as a
      Fund                                                   percentage of net
                                                                  assets)
--------------------------------------------------------------------------------
      TCW Galileo Money Market Fund                              0.25%
      TCW Galileo Emerging Markets Income Fund                   0.75%
      TCW Galileo Core Fixed Income Fund                         0.40%
      TCW Galileo High Yield Bond Fund                           0.75%
      TCW Galileo Total Return Mortgage-Backed  Securities       0.50%
          Fund
      TCW Galileo Mortgage-Backed Securities Fund                0.50%
      TCW Galileo Asia Pacific Equities Fund                     1.00%
      TCW Galileo Emerging Markets Equities Fund                 1.00%
      TCW Galileo European Equities Fund                         0.75%
      TCW Galileo International Equities Fund                    --------
      TCW Galileo Japanese Equities Fund                         0.75%
      TCW Galileo Latin American Equities Fund                   1.00%
      TCW Galileo Convertible Securities Fund                    0.75%
      TCW Galileo Select Equities Fund                           0.75%
      TCW Galileo Earnings Momentum Fund                         1.00%
      TCW Galileo Enhanced 500 Fund                              0.25%
      TCW Galileo Large Cap Growth Fund                          0.55%
      TCW Galileo Large Cap Value Fund                           0.55%
      TCW Galileo Aggressive Growth Equities Fund                1.00%
      TCW Galileo Small Cap Growth Fund                          1.00%
      TCW Galileo Value Opportunities Fund                       0.80%

                                                                       EXHIBIT C

Information About the Investment Adviser

      TCW Funds Management, Inc. (the "Adviser"), is a wholly-owned subsidiary of The TCW Group, Inc. of 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW Group, Inc. owns 100% of TCW Funds Management, Inc. As of December 31, 1998, the Adviser and its affiliated companies had over $50 billion under management or committed for management. The principal business address of the Adviser is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. Its directors and principal executive officers, their principal occupations are shown below. All individuals have been employed by TCW for five years or more, except for Mr. Sonneborn, although individuals may have changed positions within the company. The address of each director and officer is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


Name and Position With                                                         Connection With Other
Investment Adviser                   Name of Other Company                            Company

Alvin R. Albe, Jr.               TCW Advisors, Inc.                          Director and Executive Vice
Director and Executive                                                       President, Finance & Administration
Vice President, Finance
& Administration

                                 TCW Americas Development, Inc.              Director and Chief Administration
                                                                             Officer

                                 TCW Asia Limited                            Director

                                 TCW Investment Management Company           Director and Executive Vice
                                                                             President, Finance & Administration

                                 TCW London International, Limited           Director and Executive Vice
                                                                             President, Finance & Administration

                                 TCW Asset Management Company                Director and Executive Vice
                                                                             President, Finance & Administration

                                 Trust Company of the West                   Director and Executive Vice
                                                                             President, Finance & Administration

                                 The TCW Group, Inc.                         Executive Vice President, Finance &
                                                                             Administration

Mark L. Attanasio                TCW/Crescent Mezzanine, L.L.C.              Director and Managing Director
Group Managing Director
and Chief Investment Officer -
Below Investment Grade
Fixed Income

                                 TCW Investment Management Company           Group Managing Director and Chief
                                                                             Investment Officer - Below
                                                                             Investment Grade Fixed Income

                                 TCW Asset Management Company                Director, Group Managing Director
                                                                             and Chief Investment Officer - Below
                                                                             Investment Grade Fixed Income

                                 Trust Company of the West                   Group Managing Director and Chief
                                                                             Investment Officer - Below
                                                                             Investment Grade Fixed Income

                                 Crescent MACH I G.P. Corporation            Director and Senior Vice President

                                 Crescent/MACH I Partners, Inc.              Director and Senior Vice President

Philip A. Barach                 TCW Advisors, Inc.                          Group Managing Director and Chief
Group Managing Director                                                      Investment Officer - Investment
and Chief Investment Officer -                                               Grade Fixed Income
Investment Grade Fixed
Income

                                 TCW Investment Management Company           Group Managing Director and Chief
                                                                             Investment Officer - Investment
                                                                             Grade Fixed Income

                                 TCW Asset Management Company                Director,  Group Managing Director
                                                                             and Chief Investment Officer -
                                                                             Investment Grade Fixed Income

                                 Trust Company of the West                   Group Managing Director and Chief
                                                                             Investment Officer - Investment
                                                                             Grade Fixed Income

                                 Apex Mortgage Capital, Inc.                 Director, President and Chief
                                                                             Executive Officer

Javier W. Baz                    TCW London International, Limited           Director, President and Chief
Managing Director and Chief                                                  Executive Officer
Investment Officer -
International

                                 TCW Asia Limited                            Chief Investment Officer -
                                                                             International

                                 TCW Asset Management Company                Director, Managing Director and
                                                                             Chief Investment Officer -
                                                                             International

                                 Trust Company of the West                   Managing Director and Chief
                                                                             Investment Officer - International




Michael E. Cahill                TCW Advisors, Inc.                          Managing Director, General Counsel
General Counsel, Secretary                                                   and Secretary
and Managing Director

                                 TCW Asia Limited                            Director

                                 TCW Investment Management Company           Managing Director, General Counsel
                                                                             and Secretary

                                 TCW London International, Limited           Director, Managing Director, General
                                                                             Counsel, Vice President and Secretary

                                 TCW Americas Development, Inc.              General Counsel and Assistant
                                                                             Secretary

                                 TCW Asset Management Company                Director, Managing Director, General
                                                                             Counsel and Secretary

                                 Trust Company of the West                   Managing Director, General Counsel
                                                                             and Secretary

                                 The TCW Group, Inc.                         Managing Director, General Counsel
                                                                             and Secretary

                                 Apex Mortgage Capital, Inc.                 Secretary





Ernest O. Ellison                TCW Investment Management Company           Chairman, Investment Policy
Chairman, Investment                                                         Committee
Policy Committee

                                 TCW Asset Management Company                Chairman, Investment Policy Committee

                                 TCW London International, Limited           Director and Vice Chairman

                                 The TCW Group, Inc.                         Director and Vice Chairman

                                 Trust Company of the West                   Director, Vice Chairman and
                                                                             Chairman, Investment Policy Committee

                                 TCW Americas Development, Inc.              Director and Vice Chairman

Douglas S. Foreman               TCW Asset Management Company                Director, Group Managing Director
Group Managing Director                                                      and Chief Investment Officer -
and Chief Investment Officer                                                 U.S. Equities
- U.S. Equities
                                 Trust Company of the West                   Group Managing Director and Chief
                                                                             Investment Officer - U.S. Equities


Robert M. Hanisee                TCW Asset Management Company                Managing Director and Chief
Managing Director and                                                        Investment Officer - Private Client
Chief Investment Officer                                                     Services
- Private Client Services

                                 Trust Company of the West                   Managing Director and Chief
                                                                             Investment Officer - Private Client
                                                                             Services

Thomas E. Larkin, Jr.            TCW Advisors, Inc.                          Director and Vice Chairman
Chairman of the Board

                                 TCW Investment Management Company           Director and Vice Chairman

                                 TCW Americas Development, Inc.              Director

                                 TCW Asset Management Company                Director and Vice Chairman

                                 Trust Company of the West                   Director and President

                                 The TCW Group, Inc.                         Director, Executive Vice President
                                                                             and Group Managing Director

Hilary G.D. Lord                 TCW Advisors, Inc.                          Managing Director, Chief
Managing Director, Chief                                                     Compliance Officer and Assistant
Compliance Officer and                                                       Secretary
Assistant Secretary

                                 TCW Investment Management Company           Managing Director, Chief Compliance
                                                                             Officer and Assistant Secretary

                                 The TCW Group, Inc.                         Managing Director, Chief Compliance
                                                                             Officer and Assistant Secretary

                                 TCW Asset Management Company                Managing Director, Chief Compliance
                                                                             Officer and Assistant Secretary

                                 Trust Company of the West                   Managing Director, Chief Compliance
                                                                             Officer and Assistant Secretary

William C. Sonneborn             TCW Advisors, Inc.                          Managing Director, Chief
Managing Director,                                                           Financial Officer and Assistant
Chief Financial Officer                                                      Secretary
and Assistant Secretary

                                 TCW Americas Development, Inc.              Treasurer and Assistant Secretary

                                 TCW Asset Management Company                Director, Managing Director, Chief
                                                                             Financial Officer and Assistant
                                                                             Secretary

                                 TCW Investment Management Company           Managing Director, Chief Financial
                                                                             Officer and Assistant Secretary

                                 TCW London International, Limited           Managing Director, Chief Financial
                                                                             Officer and Assistant Secretary

                                 Trust Company of the West                   Managing Director, Chief Financial
                                                                             Officer and Assistant Secretary

                                 The TCW Group, Inc.                         Managing Director, Chief Financial
                                                                             Officer and Assistant Secretary

                                 Prior to January 1998                       Senior Associate
                                 Goldman, Sachs & Co.

Marc I. Stern                    TCW Advisors, Inc.                          Director and Vice Chairman
Director and President

                                 TCW Americas Development, Inc.              Chairman

                                 TCW Asia Limited                            Chairman

                                 TCW Investment Management Company           Director and Vice Chairman

                                 TCW London International, Limited           Chairman

                                 TCW Asset Management Company                Director and Vice Chairman

                                 The TCW Group, Inc.                         Director and President

                                 Trust Company of the West                   Director, Executive Vice President
                                                                             and Group Managing Director

                                                                       EXHIBIT D

      The Adviser serves as an investment adviser or sub-adviser to the following funds, which have investment objectives similar to the Funds:

                               COMPARABLE FUNDS*

                              Comparable
Other Funds                   Galileo Funds                 Assets as of 12/31/98          Advisory Fee

TCW/DW Latin                  Galileo Latin America         $129,349,863                0.50% of net assets
American Growth Fund          Equities Fund                                             up to $500 million
                                                                                        0.48% thereafter

TCW/DW Mid-Cap                Galileo                       $251,641,336                0.40% of net assets
Equity Trust                  Aggressive Growth Equities
                              Fund

TCW/DW Small Cap              Galileo Small                 $335,419,023                0.40% of net assets
Growth Fund                   Cap Equities Fund

TCW/DW Emerging Markets       Galileo Emerging Markets      $30,271,853                 0.50% of net assets
Opportunities Trust           Equities Fund


Dean Witter Select            Galileo                       $13,220,573                 0.50% of net assets
Dimensions Investment         Emerging Markets Equities
Series - Emerging Markets     Fund
Portfolio


TCW Convertible Securities    Galileo                       $393,445,316                0.75% of net assets
Fund, Inc.                    Convertible Securities                                    to $100,000,000
                              Fund                                                      0.50% thereafter

      *For each fund, except for the TCW Convertible Securities Fund, Inc. the Adviser and Dean Witter have agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the funds.

      The Adviser has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contract.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

      ENCLOSED YOU WILL FIND A PROXY CARD RELATING TO EACH OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE INDICATE YOUR VOTE ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. THE PROXY CAN BE REVOKED AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

      NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                             TCW GALILEO FUNDS, INC.

                 SPECIAL MEETING OF SHAREHOLDERS - ______, 1999

                                      PROXY

     The undersigned hereby appoints Alvin R. Albe, Jr., Michael E. Cahill and Philip K. Holl, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Special Meeting of Shareholders of TCW Galileo Funds, Inc. - TCW Galileo _________Fund to be held on February 10, 1999, at _____, Pacific time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated ________, 1999.

     THIS PROXY IS SOLICITED BY THE DIRECTORS. IF NO SPECIFICATION IS MADE THEREON, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

            1. To Approve an Amended and Restated Investment Advisory and Management Agreement that Transfers Responsibility for Accounting and Certain Administrative Services from the Investment Adviser to the Funds (All Funds)

               For      [ ]        Against  [ ]       Abstain  [ ]


            2. To Approve the Elimination of the Money Market Fund's Fundamental Investment Restriction Regarding Diversification (Money Market Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            3. To Approve the Elimination of the Money Market Fund's Fundamental Investment Restriction Regarding Illiquidity (Money Market Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            4. To Approve the Elimination of the Money Market Fund's Fundamental Investment Restriction Regarding Investing in Other Investment Companies (Money Market Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            5. To Approve the Elimination of the Money Market Fund's Fundamental Investment Restriction Regarding Investing in Money Market Instruments with Maturities of One Year or Less (Money Market Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            6. To Approve New Investment Objective for the Aggressive Growth Equities Fund (Aggressive Growth Equities Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            7. To Approve the Modification of the Investment Objective of the Core Fixed Income Fund (Core Fixed Income Fund Only)


               For      [ ]        Against  [ ]       Abstain  [ ]

            8. To Approve the Modification of the Investment Objective of the Total Return Mortgage-Backed Securities Fund (Total Return Mortgage Backed Securities Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            9. To Approve the Modification of the Investment Objective of the Mortgage-Backed Securities Fund (Mortgage-Backed Securities Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            10. To Approve the Modification of the Investment Objective of the High Yield Bond Fund (High Yield Bond Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            11. To Approve the Modification of the Investment Objective of the Select Equities Fund (Select Equities Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            12. To Approve the Modification of the Investment Objective of the Earnings Momentum Fund (Earnings Momentum Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            13. To Approve the Modification of the Investment Objective of the Small Cap Growth Fund (Small Cap Growth Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            14. To Approve the Modification of the Investment Objective of the Value Opportunities Fund (Value Opportunities Fund Only)

               For      [ ]        Against  [ ]       Abstain  [ ]

            15. To Transact Such Other Business as May Properly Come Before the Meeting (Such Funds as Necessary)

               For      [ ]        Against  [ ]       Abstain  [ ]

      Please sign personally. If the shares are registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

                         Date:_______________________

                         ____________________________
                         Signature

                         _____________________________
                         Signature

      IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCL0SED ENVELOPE.